Exhibit 10.4

NESS TECHNOLOGIES, INC.

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of September 2, 2004, amends that certain Second Amended and Restated Registration Rights Agreement dated as of June 30, 2003 (the “Agreement”) among the Investors listed on Schedule I thereto and Ness Technologies, Inc., a Delaware corporation (the “Company”).  Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Agreement.

R E C I T A L S

WHEREAS, the Company is contemplating an initial public offering of its shares of Common Stock, underwritten by Lehman Brothers Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated, to be effective no later than December 31, 2004 (the “2004 IPO”);

WHEREAS, in contemplation of the 2004 IPO, the parties hereto wish to amend the Agreement to revise the cut back provisions applicable to an Initial Public Offering of the Company’s securities;

WHEREAS, this Amendment affects neither the GLY Registration Rights Agreement nor the Velston Registration Rights Agreement; and

WHEREAS, the undersigned are Investors holding, in the aggregate, at least a majority of the currently outstanding Registrable Securities and can, therefore, together with the Company, effect this Amendment to the Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1.     Section 2(b)(ii) of the Agreement shall be amended and restated in its entirety to read as follows:

“Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(A).  In such event, the right of each of the Holders to registration pursuant to this Section 2(b) shall be conditioned upon such Holders’ participation in such underwriting and the inclusion of such Holders’ Registrable Securities in the underwriting to the extent provided herein.  The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company.  Notwithstanding any other provision of this Section 2(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated as follows:

(A) if such registration is the Initial Public Offering, the representative may exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten in the following manner: First, the securities of the Company held by officers, directors, Holders and Other Stockholders of the Company (other than the shares of Common Stock issuable upon conversion of the Class C Preferred Stock, the shares of Common Stock issuable as payment of accrued dividend on the Class B Preferred Stock and 20% of the shares of Common Stock issuable upon conversion of the Class B Preferred Stock), on a pro rata basis (based on the number of such shares requested to be registered by such stockholder), to the extent required by such limitation. Second, if a limitation on the number of shares is still required, the number of shares of Common Stock issuable as payment of accrued dividend on the Class B Preferred Stock and the remaining 20% of the shares of Common Stock issuable upon conversion of the Class B Preferred Stock, on a pro rata basis (based on the number of such shares requested to be registered by such Holder), to the extent required by such limitation. Third, if a limitation on the number of shares is still required, the number of shares of Common Stock issuable upon conversion of the Class C Preferred Stock, on a pro rata basis (based on the number of such shares requested to be registered by such Holder), by such minimum number of shares as is necessary to comply with such limitation; and

(B) if such registration is other than the Initial Public Offering, the representative may limit the number of Registrable Securities to be included in the registration and underwriting to not less than twenty five percent (25%) of the shares included therein (based on the number of shares) and may exclude the shares to be included in the registration and underwriting in the following manner:  First, the securities of the Company held by officers, directors and Other Stockholders of the Company (other than Registrable Securities and securities that are subject to the Priority Agreements and other than Holders who by contractual right demanded such registration (“Demanding Holders”)) to the extent required by such limitation. Second, if a limitation on the number of shares is still required, the shares that may be included in the registration and underwriting by each of the Holders and Demanding Holders (other than persons entitled to the benefit of the Priority Agreements with respect to the securities covered thereby), on a pro rata basis (based on the number of shares held by such Holder), as is necessary to comply with such limitation.

If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.”

2.     This Amendment shall be effective upon execution by the Company and Investors holding the requisite number of Registrable Securities; provided, however, that this Amendment shall be null and void in the event that the 2004 IPO is not consummated on or before December 31, 2004.

3.     This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.     This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5.     The Agreement is amended hereby solely as specifically set forth herein, subject to the conditions set forth herein and, as so amended, the Agreement continues in full force and effect.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

NESS TECHNOLOGIES, INC.

By:
Name:
Title:

INVESTORS:

NESSTECH LLC

By:
Name:
Title:

WARBURG, PINCUS EQUITY PARTNERS, L.P.

By:	WARBURG, PINCUS & CO., General Partner

By:
Name:
Title:

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.

By:	WARBURG, PINCUS & CO., General Partner

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II, C.V.

By:	WARBURG, PINCUS & CO., General Partner

By:
Name:
Title:

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.

By:	WARBURG, PINCUS & CO., General Partner

By:
Name:
Title:

WARBURG, PINCUS VENTURES INTERNATIONAL, L.P.

By:	WARBURG, PINCUS & CO., General Partner

By:
Name:
Title:

WARBURG, PINCUS VENTURES, L.P.

By:	WARBURG, PINCUS & CO., General Partner

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

GOWRON (INTERNATIONAL) LIMITED

By:
Name:
Title:

GMUL-AMGAL INVESTMENTS LTD.

By:
Name:
Title:

G.L.Y. HIGH-TECH INVESTMENTS INC.

By:
Name:
Title:

VELSTON PTE. LTD.

By:
Name:
Title:

SOCRATES TRUSTS LTD.

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

PROF. LEVY TRUSTS LTD. TO BE HELD IN TRUST FOR THE BENEFIT OF MICHAEL BRAIMAN

By:
Name:
Title:

JOHN AUGUST ROLLWAGEN

ERWIN KELEN FAMILY LTD. PARTNERSHIP

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

ESTHER DYSON

GEOFF SQUIRE

PETR NEVICKY

INSIGHT CAPITAL PARTNERS II, L.P.

By:
Name:
Title:

INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P.

By:
Name:
Title:

WI SOFTWARE INVESTORS LLC

By:
Name:
Title:

MANFRED JOSEPH

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

ROBERT GLANVILLE

BEN TANDOWSKI

NATHAN SCHLEIFER

ANDREW WRIGHT

THOMAS W. GENEGA

DAVID JAROSLAWICZ

IRENE MATH

DAVID I. KUBERSKY

JOSEPH C. FUNG

JEANNE M. O’BYRNE

MARTIN R. SCHUCHMAN

KENNETH M. HARNEY

MITCHELL MOND

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

CHRIS P. KARTCHNER

DOUGLAS J. STOCK

STEPHEN EMMERICH

RUSSELL S. PERLMAN

APAR INVESTMENTS (SINGAPORE) PRIVATE LTD.

By:
Name:
Title:

RAJEEV SRIVASTAVA

DAVID AND MAURA EDEN JTWRS

ALAN MINTZ

WILLIAM T. PASQUA

GERSHON SONTAG